SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENT
28.	SUBSEQUENT EVENT

On June 3, 2013, the Company received a preliminary non-binding proposed transaction for acquiring all the its ordinary shares. A special committee composed of three of its independent directors was formed accordingly to evaluate such proposal or any other transactions. On April 18, 2014, the Company entered into a definitive Agreement and Plan of Merger with respect to the “going private” transaction. The agreed purchase price is $0.57 per ordinary share; or $5.70 per American Depository Share (“ADS”).

The completion of such transaction is subject to further satisfying various closing conditions, including shareholder approval. Upon completion, the Company will become a private-held company and its ADSs would cease to be listed on the New York Stock Exchange; the company will be beneficially owned by Mr. Tianwen Liu, the Chairman and Chief Executive Officer of the Company, and the funds managed by China Everbright Investment Management Limited and certain other management members and shareholders of the Company and their respective affiliates.